INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Post-Effective Amendment No. 6 to Registration Statement No. 333-60337 of Glenbrook Life Scudder Variable Account (A) of Glenbrook Life and Annuity Company on Form N-4 of our report dated February 20, 2002 relating to the financial statements and the related financial statement schedule of Glenbrook Life and Annuity Company, and our report dated March 8, 2002 relating to the financial statements of Glenbrook Life Scudder Variable
Account (A), appearing in the Statement of Additional Information (which is incorporated by reference in the Prospectus of Glenbrook Life Scudder Variable Account (A)), which is part of such Registration Statement, and to the reference to us under the heading "Experts" in such Statement of Additional Information.




/s/ Deloitte & Touche LLP
Chicago, Illinois
April 24, 2002

                                   CONSENT OF
                                 FOLEY & LARDNER





     We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus contained in Post-Effective Amendment No. 6 to the Form N-4 Registration Statement of Glenbrook Life Scudder Variable Account A (File No. 333-60337).





                                                            /s/ Foley & Lardner
                                                             FOLEY & LARDNER


Washington, D.C.
April 16, 2002